UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2014

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1 Other Events

As previously reported, on November 12, 2013, Horizon Bancorp (“Horizon”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for Horizon’s acquisition of SCB Bancorp, Inc., a Michigan corporation, through a statutory merger. Pursuant to the Merger Agreement, SCB will merge with and into Horizon, with Horizon surviving the merger (the “Merger”), and Summit Community Bank, a Michigan-chartered bank and wholly owned subsidiary of SCB, will merge with and into the wholly owned bank subsidiary of Horizon, Horizon Bank, N.A. (“Horizon Bank”), with Horizon Bank as the surviving bank.

On February 28, 2014, Horizon and SCB issued a joint press release announcing receipt of all regulatory approvals necessary for the consummation of the Merger. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The consummation of the Merger remains subject to various conditions, including receipt of the requisite approval of the shareholders of SCB.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act giving Horizon’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Horizon’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet remaining closing conditions to the merger, including approval by SCB’s shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating Horizon’s and SCB’s businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Horizon’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Additional Information

In connection with the proposed merger, Horizon has filed with the SEC a Registration Statement on Form S-4 (File No. 333-193581) that includes a Proxy Statement of SCB and a Prospectus of Horizon, as well as other relevant documents concerning the proposed transaction.

INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials, and any other documents Horizon has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Horizon has filed with the SEC by contacting Dona Lucker, Shareholder Relations Officer, 515 Franklin Square, Michigan City, Indiana 46360, telephone: (219) 874-9272 or on Horizon’s website at www.accesshorizon.com under the tab “Investor Relations” and then under the heading “Information Requested.” The information available through Horizon’s website is not and shall not be deemed part of this press release or incorporated by reference into other filings Horizon makes with the SEC. This report does not constitute an offer of any securities for sale.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Joint press release issued on February 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 28, 2014	Horizon Bancorp

	By:	/s/ Mark E. Secor
Mark E. Secor, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location
99.1	Joint press release issued on February 28, 2014	Attached